UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-33807	26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

100 Inverness Terrace E., Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	SATS	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on December 31, 2023 of the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of October 2, 2023 (the “Merger Agreement”), by and among EchoStar Corporation, a Nevada corporation (“EchoStar” or the “Company”), EAV Corp., a Nevada corporation and a wholly owned subsidiary of EchoStar (“Merger Sub”), and DISH Network Corporation, a Nevada corporation (“DISH”), pursuant to which EchoStar acquired DISH by means of the merger of Merger Sub with and into DISH (the “Merger”), with DISH surviving the Merger as a wholly owned subsidiary of EchoStar.

The Merger Agreement and the transactions contemplated thereby were previously described in the Registration Statement on Form S-4 (No. 333-274837) (the “Registration Statement”) filed by EchoStar with the Securities and Exchange Commission (the “SEC”) on October 3, 2023 as amended on November 6, 2023, and declared effective by the SEC on November 7, 2023.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the completion of the Merger, and pursuant to the Amended and Restated Support Agreement, dated as of October 2, 2023, by and among Charles W. Ergen, Cantey M. Ergen, Ergen Two-Year March 2022 SATS GRAT, Ergen Two-Year June 2022 SATS GRAT, Ergen Two-Year December 2022 SATS GRAT, Ergen Two-Year June 2023 SATS GRAT, Ergen Two-Year December 2021 DISH GRAT, Ergen Two-Year December 2022 DISH GRAT, Ergen Two-Year May 2023 DISH GRAT, Ergen Two-Year June 2023 DISH GRAT and Telluray Holdings, LLC (together, the “Ergen Stockholders”), EchoStar and DISH, on December 31, 2023, EchoStar and the Ergen Stockholders entered into a registration rights agreement (the “Registration Rights Agreement”). The Registration Rights Agreement provides the Ergen Stockholders, and their affiliates who become parties thereto, with certain registration rights relating to the shares of EchoStar Class A Common Stock, par value $0.001 per share (“EchoStar Class A Common Stock”), and EchoStar Class B Common Stock, par value $0.001 per share (“EchoStar Class B Common Stock” and, together with EchoStar Class A Common Stock, “EchoStar Common Stock”), which they beneficially own, including (i) the right to demand shelf registration as well as registration on long and short form registration statements and (ii) “piggyback” registration rights to be included in future registered offerings by EchoStar of its equity securities, in each case, subject to certain requirements and customary conditions. The Registration Rights Agreement sets forth customary registration procedures, including an agreement by EchoStar to make appropriate officers available to participate in roadshow presentations and cooperate as reasonably requested in connection with any underwritten offerings. EchoStar also agreed to indemnify the Ergen Stockholders and their affiliates with respect to liabilities resulting from untrue statements or omissions in any registration statement used in any such registration, other than untrue statements or omissions based on or contained in information furnished to EchoStar for use in a registration statement by a participating stockholder.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Supplemental Indentures

In connection with the completion of the Merger, on December 29, 2023, EchoStar, DISH and U.S Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, entered into (i) the First Supplemental Indenture to that certain Indenture, dated as of August 8, 2016, pursuant to which DISH issued 3.375% convertible notes due 2026 (the “DISH 3.375% Notes”), (ii) the First Supplemental Indenture to that certain Indenture, dated as of March 17, 2017, pursuant to which DISH issued 2.375% convertible notes due 2024 (the “DISH 2.375% Notes”) and (iii) the First Supplemental Indenture (together with the First Supplemental Indentures referred to in clauses (i) and (ii) above, the “First Supplemental Indentures”) to that certain Indenture, dated as of December 21, 2020, pursuant to which DISH issued 0% convertible notes due 2025 (the “DISH 0% Notes” and, together with the DISH 3.375% Notes and the DISH 2.375% Notes, the “DISH Notes”). The First Supplemental Indentures provide that, as of the Effective Time (as defined below), the right of the holders of the DISH Notes that were outstanding as of the completion of the Merger to convert each $1,000 principal amount of such DISH Notes into shares of DISH Class A Common Stock, par value $0.01 per share (“DISH Class A Common Stock”) was changed into a right to convert such principal amount of DISH Notes into the number of shares of EchoStar Class A Common Stock that a holder of a number of shares of DISH Class A Common Stock equal to the applicable Conversion Rate (as defined in the applicable Indenture) would have been entitled to receive upon the completion of the Merger. Upon the completion of the Merger, each then-outstanding share of DISH Class A Common Stock was converted into the right to receive 0.350877 shares of EchoStar Common Stock, resulting in an adjusted Conversion Rate of 4.2677 for the 0% Notes, 8.5657 for the 2.375% Notes and 5.3835 for the 3.375% Notes.

The foregoing description of the First Supplemental Indentures does not purport to be complete and is qualified entirely by reference to the First Supplemental Indentures, filed as Exhibits 4.2, 4.4 and 4.6 hereto, and the related Indentures, filed as Exhibits 4.1, 4.3 and 4.5 hereto, respectively, and incorporated by reference herein.

Warrant and Note Hedge Amendments and Guarantees

Reference is made to the outstanding warrants to purchase shares of DISH Class A Common Stock (the “DISH Warrants”) issued under those certain Base Warrant Transaction Confirmations, dated as of August 2, 2016, and Additional Warrant Transaction Confirmations, dated as of August 3, 2016, between DISH and each of Deutsche Bank AG, London Branch, through its agent Deutsche Bank Securities Inc., Barclays Bank PLC, through its agent Barclays Capital Inc., JPMorgan Chase Bank, National Association, London Branch and Goldman Sachs & Co. LLC (f/k/a/ Goldman, Sachs & Co.) (each, a “Dealer”), entered into in connection with the pricing of the DISH 3.375% Notes (the “DISH Warrants Agreements”). In connection with the completion of the Merger, on December 31, 2023, EchoStar and DISH entered into a Warrant Amendment Letter Agreement and Warrant Guarantee with each Dealer, pursuant to which, at the Effective Time, each Dealer’s right to purchase shares of DISH Class A Common Stock pursuant to the applicable DISH Warrants was changed into a right to purchase shares of EchoStar Class A Common Stock, and EchoStar guaranteed all of DISH’s obligations under the applicable DISH Warrants Agreement.

The number of shares of EchoStar Class A Common Stock subject to each DISH Warrant will be determined by multiplying (A) the number of shares of DISH Class A Common Stock subject to the corresponding DISH Warrant immediately prior to the Effective Time by (B) the Exchange Ratio, subject to any adjustments to the terms of the DISH Warrants required or permitted pursuant to the terms of the applicable DISH Warrants Agreements. The per share exercise price for the shares of EchoStar Class A Common Stock issuable upon exercise of each DISH Warrant will be determined by dividing (A) the per share exercise price for the shares of DISH Class A Common Stock that were purchasable pursuant to the corresponding DISH Warrant immediately prior to the Effective Time by (B) the Exchange Ratio, subject to any adjustments to the terms of the DISH Warrants required or permitted pursuant to the terms of the applicable DISH Warrants Agreements. In addition, in connection with the completion of the Merger, on December 31, 2023, EchoStar and DISH entered into a Note Hedge Amendment Letter Agreement with each of the Dealers with respect to call option transactions for DISH Class A Common Stock (“Note Hedges”) purchased by DISH in connection with the sale of the DISH 3.375% Notes. Pursuant to the Note Hedge Letter Amendment Agreements, at the Effective Time, DISH’s right to purchase shares of DISH Class A Common Stock pursuant to the terms of the applicable DISH Note Hedge Agreement was changed into a right to purchase shares of EchoStar Class A Common Stock.

The foregoing description of these agreements does not purport to be complete and is qualified in its entirety by the full text of the forms of Warrant Amendment Letter Agreement, Warrant Guarantee and Note Hedge Amendment Letter Agreement; filed as Exhibits 4.8, 4.9 and 4.11 hereto, respectively, and the related forms of DISH Base/Additional Warrant Transaction Confirmation and DISH Base/Additional Note Hedge Transaction Confirmation, filed as Exhibits 4.7 and 4.10 hereto, and incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On the terms and subject to the conditions set forth in the Merger Agreement, on December 31, 2023, at  11:59 p.m. ET (the “Effective Time”), each share of DISH Class A Common Stock and DISH Class C Common Stock, par value $0.01 per share (“DISH Class C Common Stock”) outstanding immediately prior to the Effective Time, was converted into the right to receive a number of validly issued, fully paid and non-assessable shares of EchoStar Class A Common Stock equal to 0.350877 (the “Exchange Ratio”). On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of DISH Class B Common Stock, par value $0.01 per share (“DISH Class B Common Stock” and, together with DISH Class A Common Stock and DISH Class C Common Stock, “DISH Common Stock”), outstanding immediately prior to the Effective Time was converted into the right to receive a number of validly issued, fully paid and non-assessable shares of EchoStar Class B Common Stock equal to the Exchange Ratio. Any shares of DISH Common Stock that were held in DISH’s treasury or held directly by EchoStar or Merger Sub immediately prior to the Effective Time were cancelled and cease to exist and no consideration was paid in respect thereof.

The EchoStar Common Stock issued to Charles W. Ergen, Cantey M. Ergen, Ergen Two-Year December 2021 DISH GRAT, Ergen Two-Year December 2022 DISH GRAT, Ergen Two-Year May 2023 DISH GRAT, Ergen Two-Year June 2023 DISH GRAT and Telluray Holdings, LLC (together, the “Ergen DISH Stockholders”) as Merger consideration was issued through a private placement exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). At the Effective Time, each share of DISH Class A Common Stock owned by the Ergen DISH Stockholders immediately prior to the Effective Time was converted into the right to receive a number of shares of EchoStar Class A Common Stock equal to the Exchange Ratio, and (b) each share of DISH Class B Common Stock owned by the Ergen DISH Stockholders immediately prior to the Effective Time was converted into the right to receive a number of shares of EchoStar Class B Common Stock equal to the Exchange Ratio.

At the Effective Time, each DISH stock option outstanding immediately prior to the Effective Time was converted automatically into an EchoStar stock option on substantially the same terms and conditions (including, if applicable, with respect to any performance-based vesting, subject to certain adjustments that may be made pursuant to the terms of the Merger Agreement and to the extent necessary to reflect the consummation of the Merger and the other transactions contemplated by the Merger Agreement), with respect to a number of shares of EchoStar Class A Common Stock equal to (i) the number of shares of DISH Common Stock subject to the corresponding DISH stock option immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (with the resulting number rounded down to the nearest whole share), at an exercise price (rounded up to the nearest whole cent) equal to the exercise price of the corresponding DISH stock option immediately prior to the Effective Time divided by the Exchange Ratio.

At the Effective Time, each DISH restricted stock unit award outstanding immediately prior to the Effective Time was converted automatically into an EchoStar restricted stock unit award on substantially the same terms and conditions, with respect to a number of shares of EchoStar Class A Common Stock equal to (i) the number of shares of DISH Common Stock subject to the corresponding DISH restricted stock unit award immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (with the resulting number rounded to the nearest whole share).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Supplemental Indentures” and “Warrant and Note Hedge Amendments and Guarantees” is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The EchoStar Common Stock issued to the Ergen Stockholders pursuant to the Merger in exchange for such stockholders’ DISH Common Stock was not registered under the Securities Act, in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors and Committees Thereof

As contemplated by the Merger Agreement, effective as of the Effective Time, the board of directors of EchoStar (the “Board”) (i) amended the bylaws of the Company to provide for a maximum size of eleven members of the Board, and fixed the number of directors on the Board at eleven, and (ii) appointed to the Board Hamid Akhavan, President and Chief Executive Officer of EchoStar, as well as the following persons, each of whom served on the board of directors of DISH (the “DISH Board”) immediately prior to the Effective Time: Kathleen Q. Abernathy, Cantey M. Ergen, Stephen J. Bye, James DeFranco, George R. Brokaw and Tom A. Ortolf, in each case, which such individuals will serve on the Board until his or her successor shall have been duly elected and qualified or until his or her earlier resignation, removal, death or disqualification. Further, as contemplated by the Merger Agreement, Charles W. Ergen will continue to serve as Chairman of the Board and R. Stanton Dodge, Lisa W. Hershman and William D. Wade will continue to serve as members of the Board.

In connection with the Merger, and effective as of the Effective Time, each of Michael T. Dugan, Pradman P. Kaul, C. Michael Schroeder and Jeffrey R. Tarr submitted his resignation from the Board.

During 2022, Mrs. Cantey Ergen served as a DISH senior advisor and as a member of the DISH Board, and was paid approximately $60,000. Mrs. Ergen was also granted an option to purchase 5,000 shares of DISH Class A Common Stock under the DISH 2019 Stock Incentive Plan. Similar to the options granted to other DISH directors on the DISH Board, these options are 100% vested upon issuance and have a term of five years. During 2022, DISH employed Mrs. Katie Flynn, the daughter of Mr. and Mrs. Ergen, as a Director, Boost Infinite Product and paid her approximately $121,000 (with Mrs. Flynn being on leave during a portion of 2022). Mrs. Flynn was also granted: (i) a time-vested option to purchase 5,000 shares of DISH Class A Common Stock; (ii) a time-vested option grant to purchase 10,000 shares of DISH Class A Common Stock in connection with Mrs. Flynn’s promotion to Director; and (iii) a performance award grant under the DISH 2022 Incentive Plan, on substantially similar terms and conditions to other comparable employees at the Director level. On October 20, 2023, the DISH audit committee and the DISH Board approved the promotion of Mrs. Flynn to Vice President, Growth and Go to Market. Mrs. Flynn will receive an annual salary of approximately $250,000. In connection with the promotion, the DISH audit committee and the DISH Board approved the grant to Mrs. Flynn of an option to purchase 15,000 shares of DISH Class A Common Stock with a strike price equal to the fair market value on the grant date. The option will be granted on January 1, 2024 and settled in an equivalent number of shares of EchoStar Class A Common Stock. Mrs. Flynn will also receive an increased performance award under the DISH 2022 Incentive Plan at the Vice President level. During 2022, DISH employed Mr. Christopher Ergen, the son of Mr. and Mrs. Ergen, as a Wireless Innovation Manager and paid him approximately $95,000. During 2022, DISH also employed Mr. Kevin Murray, the son-in-law of Mr. and Mrs. Ergen, as a Corporate Development Analyst and paid him approximately $107,000.

In August 2023, each of the audit committee of the DISH Board and the DISH Board approved the employment of Mr. Paul Ortolf, the son of Tom A. Ortolf, as a Product Manager, Boost Applications of DISH, with an annualized salary of $145,000 for 2023. On October 20, 2023, the DISH audit committee and the DISH Board approved a grant to Paul Ortolf of an option to purchase 4,000 shares of DISH Class A Common Stock with a strike price equal to the fair market value on the grant date. The option will be granted on January 1, 2024 and settled in an equivalent number of shares of EchoStar Class A Common Stock. Effective as of the grant date, Mr. Ortolf’s salary will be reduced by $12,000, resulting in an annual salary of $133,000.

DISH purchases network performance data and software licenses from Ookla LLC, a division of Ziff Davis, Inc., for which DISH paid $527,646 in 2022 and $588,000 to date in 2023. Stephen Bye serves as President and Chief Executive Officer of Ookla LLC.

The compensation of the new members of the Board (other than Mr. Akhavan, Mrs. Ergen (who serves as a senior advisor at DISH), and Mr. DeFranco (who serves as an Executive Vice President at DISH) who will not be compensated for their additional service as directors) will be consistent with those of EchoStar’s other non-employee directors, as described in EchoStar’s proxy statement for the 2023 annual meeting of shareholders.

Effective as of the Effective Time, the following is the membership of the committees of the Board:

Compensation Committee

•	Kathleen Q. Abernathy (Chair)
•	George R. Brokaw
•	R. Stanton Dodge
•	Lisa W. Hershman

Audit Committee

•	George R. Brokaw (Chair)
•	Lisa W. Hershman
•	Tom. A Ortolf
•	William D. Wade

Nominating and Governance Committee

•	R. Stanton Dodge (Chair)
•	Kathleen Q. Abernathy
•	Tom. A Ortolf
•	William D. Wade.

Executive Officers

The Board appointed, effective as of the Effective Time, the following individuals as executive officers of the Company, in each case until his successor is elected and qualifies or until his earlier resignation or removal:

Name	Title
Charles W. Ergen	Chairman
Hamid Akhavan	President and Chief Executive Officer
Paul Gaske	Chief Operating Officer, Hughes
Michael Kelly	Executive Vice President and Group President, Retail Wireless
Dean A. Manson	Chief Legal Officer and Secretary
Paul W. Orban	Executive Vice President and Chief Financial Officer, DISH
Gary Schanman	Executive Vice President and Group President, Video Services
John W. Swieringa	President, Technology and Chief Operating Officer

Effective as of the Effective Time, the Board designated Paul W. Orban, Executive Vice President and Chief Financial Officer, DISH, as the principal financial officer and principal accounting officer of EchoStar and of Hughes Satellite Systems Corporation, a wholly owned subsidiary of EchoStar (“HSSC”). In connection with such appointment, Hamid Akhavan, the President and Chief Executive Officer of EchoStar, will no longer be designated as the principal financial officer of the Company or HSSC, and that Veronika Takacs, the Controller of EchoStar, will no longer be designated as the principal accounting officer of EchoStar or HSSC.

Mr. Orban, 55, has served as Executive Vice President and Chief Financial Officer of DISH since July 2019 and has been responsible for all aspects of DISH’s finance, accounting, tax, treasury, internal audit and supply chain departments.  Mr. Orban served as Senior Vice President and Chief Accounting Officer of DISH from December 2015 to July 2019, Senior Vice President and Corporate Controller of DISH from September 2006 to December 2015 and as Vice President and Corporate Controller of DISH from September 2003 to September 2006.  He also served as EchoStar’s Senior Vice President and Corporate Controller from 2008 to 2012 pursuant to a management services agreement between DISH and EchoStar. Since joining DISH in 1996, Mr. Orban has held various other positions of increasing responsibility in our accounting department. Prior to DISH, Mr. Orban was an auditor with Arthur Andersen LLP.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement and in connection with the completion of the Merger, at the Effective Time, the bylaws of EchoStar were amended to increase by one director the maximum size of the Board, such that the bylaws provide that the number of directors of EchoStar will be not less than three nor more than eleven.

The foregoing description of the bylaw amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No.1 to the Bylaws of EchoStar which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure

On January 2, 2024, EchoStar issued a press release announcing the completion of the Merger. A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the U.S. Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits.

(a)        Financial statements of businesses or funds acquired.

The audited consolidated financial statements of DISH as of and for the years ended December 31, 2022 and 2021 and the unaudited consolidated financial statements of DISH as of and for the nine months ended September 30, 2023 and September 30, 2022, are attached hereto as Exhibit 99.2 and 99.3, respectively, and are incorporated by reference into this Item 9.01.

(b)       Pro forma financial information.

The unaudited pro forma condensed combined financial information of EchoStar as of and for the nine months ended September 30, 2023 and the years ended December 31, 2022, 2021 and 2020 is attached hereto as Exhibit 99.4 and is incorporated by reference into this Item 9.01.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Amended and Restated Agreement and Plan of Merger, dated as of October 2, 2023, by and among EchoStar Corporation, DISH Network Corporation and EAV Corp. (incorporated by reference from Exhibit 2.1 to EchoStar’s Current Report on Form 8-K filed on October 3, 2023).*
3.1	Amendment No. 1 to Bylaws of EchoStar Corporation, dated as of December 29, 2023.
4.1	Indenture, relating to the DISH 3.375% Convertible Notes due 2026, dated as of August 8, 2016, by and between DISH Network Corporation and U.S. Bank National Association, as Trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K of DISH Network Corporation filed August 8, 2016 (File No. 000-26176)).
4.2	First Supplemental Indenture, relating to the DISH 3.375% Convertible Notes due 2026, dated as of December 29, 2023, among DISH Network Corporation, EchoStar Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee.
4.3	Indenture, relating to the DISH 2.375% Convertible Notes due 2024, dated as of March 17, 2017, by and between DISH Network Corporation and U.S. Bank National Association, as Trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8 K of DISH Network Corporation filed March 20, 2017 (File No. 000-26176)).
4.4	First Supplemental Indenture, relating to the DISH 2.375% Convertible Notes due 2024, dated as of December 29, 2023, among DISH Network Corporation, EchoStar Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee.
4.5	Indenture, relating to the DISH 0% Convertible Notes due 2025, dated as of December 21, 2020, by and between DISH Network Corporation and U.S. Bank National Association, as Trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K of DISH Network Corporation filed December 22, 2020 (File No. 001-39144)).
4.6	First Supplemental Indenture, relating to the DISH 0% Convertible Notes due 2025, dated as of December 29, 2023, among DISH Network Corporation, EchoStar Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee.
4.7	Form of DISH Base/Additional Warrant Transaction Confirmation (incorporated by reference from Exhibit 10.2 to the Current Report on Form 8-K of DISH Network Corporation filed August 8, 2016 (File No. 000-26176)).
4.8	Form of Warrant Amendment Letter Agreement.
4.9	Form of Warrant Guarantee.
4.10	Form of DISH Base/Additional Note Hedge Transaction Confirmation (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K of DISH Network Corporation filed August 8, 2016 (File No. 000-26176)).
4.11	Form of Note Hedge Amendment Letter Agreement.
10.1	Registration Rights Agreement, dated as of December 31, 2023, among EchoStar Corporation, Charles W. Ergen, Cantey M. Ergen and the other signatories thereto.
23.1	Consent of KPMG LLP relating to DISH Network Corporation’s financial statements.
99.1	Press Release of EchoStar, dated January 2, 2024.
99.2	Audited consolidated financial statements of DISH Network Corporation as of and for the years ended December 31, 2022 and 2021 (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of DISH Network Corporation for the year ended December 31, 2022, filed February 23, 2023 (File No. 001-39144)).
99.3	Unaudited consolidated financial statements of DISH Network Corporation as of and for the nine months ended September 30, 2023 and September 30, 2022 (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of DISH Network Corporation for the year ended December 31, 2022, filed February 23, 2023 (File No. 001-39144)).
99.4	Unaudited pro forma condensed combined financial information of EchoStar Corporation as of and for the nine months ended September 30, 2023 and the years ended December 31, 2022, 2021 and 2020 (incorporated by reference to the information under the caption “Unaudited Pro Forma Condensed Combined Financial Information” of Amendment No. 1 to the Form S-4 of EchoStar Corporation filed November 6, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*  Schedules, annexes and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules, annexes and/or exhibits upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

*          *          *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

January 2, 2024	By:	/s/ Dean A. Manson
Dean A. Manson
Chief Legal Officer and Secretary